EXHIBIT 99.1

BioNexus Gene Lab Corp. Announces Pricing of $5 Million Public Offering and Uplisting to the Nasdaq Capital Market

KUALA LUMPUR, Malaysia, July 20, 2023 (GlobeNewswire) -- BioNexus Gene Lab Corp. (“BioNexus” or the “Company”), an emerging company in the business of selling chemical raw materials in the Southeast Asia region and the development of safe, effective, and non-invasive liquid biopsy tests for early diagnosis and personalized health management, today announced the pricing of its Public Offering (the “Offering”) of 1,250,000 shares of common stock at a price of $4.00 per share for total gross proceeds of $5 million before deducting underwriting discounts and commissions and offering expense.

In addition, the Company has granted the underwriter an option, exercisable within 45 days from the closing date, to purchase up to an additional 187,500 shares at the public offering price, less underwriting discounts and commissions. The shares have been approved for listing on NASDAQ Capital Market and are expected to commence trading on July 20, 2023, under the symbol “BGLC.” The offering is expected to close on or about July 24, 2023, subject to the satisfaction of customary closing conditions.

The Offering is being conducted on a firm commitment basis. Network 1 Financial Securities, Inc. is acting as the sole book-running manager for the Offering.

Ortoli Rosenstadt LLP is acting as U.S. counsel to BioNexus, and VCL Law LLP is acting as counsel to the underwriter with respect to the Offering.

A registration statement on Form S-1, as amended (File No. 333-269753) relating to the Offering was previously filed with the U. S. Securities and Exchange Commission (“SEC”) by the Company, and subsequently declared effective by the SEC on July 19, 2023. The Offering is being made only by means of a prospectus, forming a part of the registration statement. A final prospectus relating to the Offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus related to the Offering may be obtained, when available, from Network 1 Financial Securities, Inc., 2 Bridge Avenue, Suite 241, Red Bank, New Jersey 07701; Attention Adam Pasholk, email adampasholk@netw1.com or by calling +1 (800) 886-7007.

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Before you invest, you should read the final prospectus and other documents the Company has filed or will file with the SEC for more complete information about the Company and the Offering. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Bionexus Gene Lab Corp.

BioNexus Gene Lab Corp. is developing and providing safe, effective, and non-invasive liquid biopsy tests for the early detection of disease risks derived from evidence-based research to minimize treatment costs and improve patient management on his current health status. Our non-invasive blood tests provide analysis of changes in RNA to detect the potential risk of 11 different diseases.

Furthermore, through our wholly owned subsidiary Chemrex Corporation Sdn Bhd., we focus on selling chemical raw materials for manufacturing industrial, medical, appliance, aero, automotive, mechanical, and electronic industries in the Southeast Asia region. These countries include Malaysia, Indonesia, Vietnam, and other countries in Southeast Asia. For more information, visit www.bionexusgenelab.com.

Safe Harbor Statement

This press release contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Company Contact:

info@bionexuslab.com

Investor Relations Contact:

Matthew Abenante, IRC

President

Strategic Investor Relations, LLC

Tel: 347-947-2093

Email: matthew@strategic-ir.com

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